Allowance for Credit Losses	6 Months Ended
Jun. 30, 2025
Credit Loss [Abstract]
Allowance for Credit Losses

6. Allowance for credit losses

The Company has exposure to credit losses for financial assets, including settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the six months ended June 30, 2025:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance as of December 31, 2024	$7,994	$4,082	$11,122	$23,198
Credit loss expense	12,975	2,660	(1,545)	14,090
Recoveries	1,064	2,397	-	3,461
Write-Offs	(18,056)	(4,306)	(43)	(22,405)
Other (1)	101	87	101	289
Balance as of June 30, 2025	$4,078	$4,920	$9,635	$18,633

(1)
Other mainly relates to the impact of foreign exchange.
(2)
Recoveries / (losses) from freestanding credit enhancements related to Settlement receivables, net, were ($185) and ($48) for the three months ended June 30, 2025 and 2024, respectively, and $218 and ($337) for the six months ended June 30, 2025 and 2024, respectively. Recoveries from freestanding credit enhancements related to Settlement receivables, net are recorded separately from expected credit losses in "Selling, general and administrative" in the unaudited condensed consolidated statement of comprehensive loss.

Credit loss expense for the three months ended June 30, 2025 and 2024 was $7,675 and $5,967, respectively, and for the six months ended June 30, 2025 and 2024 was $14,090 and $14,726, respectively. The increase in credit loss expense from the three months ended June 30, 2024 to the three months ended June 30, 2025 was the result of a specific merchant reserve in Digital Wallets. Credit loss expense for the six months ended June 30, 2025 decreased slightly compared to the prior period mainly due to decreased volume of transactions in the Merchant Solutions segment following the disposal of the direct marketing payment processing business line (Note 10), as well as a decrease in aged accounts. This was offset by the increase in credit loss expense in Digital Wallets described above. Write-offs for the three months ended June 30, 2025 and 2024 were $9,007 and $8,836, respectively, and for the six months ended June 30, 2025 and 2024 were $22,405 and $20,025, respectively. The increase was driven by the write off of irrecoverable amounts receivable in the Merchant Solutions segment.